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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 31, 2000
                        --------------------------------
                        (Date of earliest event reported)



                                 CEPHALON, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                           0-19119         23-2484489
--------------------------------            ------------     --------------
  (State or other jurisdiction              (Commission      (IRS Employer
of incorporation or organization)           File Number)        ID No.)


          145 Brandywine Parkway
       WEST CHESTER, PENNSYLVANIA                   19380
----------------------------------------         ----------
(Address of principal executive offices)         (Zip Code)


                                 (610) 344-0200
                        --------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                        --------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5.  OTHER EVENTS.

On July 31,2000, Cephalon, Inc. (the "Registrant") publicly announced that a clinical study of PROVIGIL-Registered Trademark- (modafinil) Tablets [C-IV] in adults with attention deficit hyperactivity disorder (ADHD) showed that compared to placebo PROVIGIL therapy showed no benefit in reducing the symptoms of ADHD, as measured by the DSM-IV ADHD Rating Scale.

The Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1, and made a part of this Item 5.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None

         (b)  PRO FORMA FINANCIAL INFORMATION: None

         (c) EXHIBITS: Reference is made to the Exhibit Index annexed hereto and made a part hereof.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CEPHALON, INC.



Date: July 31, 2000                             By: /s/ Frank Baldino, Jr.
     ---------------------------------              ---------------------------
                                                     Frank Baldino, Jr.
                                                     Chairman and Chief
                                                     Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT                                                                 PAGE
-------                                                                 ----
99.1     Press Release dated July 31, 2000.